SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 24, 1997


                                   PALEX, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      000-22237              76-0520673
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


1360 Post Oak Blvd., Suite 800
      Houston, Texas                                      77056
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 350-6030

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ITEM 8.  CHANGE OF FISCAL YEAR.

      On November 24, 1997, PalEx, Inc. (the "COMPANY") determined to change its fiscal year from a year ending on the last Sunday of each November to a fiscal year ending on the last Sunday of each December. This change is immediately effective, and the Company's Annual Report on Form 10-K for the year ending December 28, 1997 will cover the transition period relating to the change in fiscal years.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PALEX, INC.


Date: November 24, 1997               By: /s/ EDWARD RHYNE
                                              ----------------
                                              Edward Rhyne
                                              Vice President and General Counsel

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